星展銀行 DBS

Date: 2 June 2010

SMC (Comercial Offshore De Macau) Limitada
5th Floor
Shing Dao Industrial Building
232 Aberdeen Main Road
Hong Kong

Attention: Ms Carol Lau

Dear Sirs,

Banking Facility(ies): SMC (Comercial Offshore De Macau) Limitada ("Borrower")

At the request of the Borrower, we hereby write to confirm that all the banking facilities made available to the Borrower under the facility letters dated 28 August 2008, 8 June 2009 and 26/3/2010 will be cancelled upon full repayment of all outstandings of the banking facilities.

If you have any queries, please contact our Mr Stephen Chan at telephone number 3668-6310.

Yours Faithfully,
For and on behalf of
DBS Bank (Hong Kong) Limited
by:

Authorised Signature
Macau Branch

PL/sl

DBS Bank (Hong Kong) Limited, Macau Branch
星展銀行(香港)有限公司 澳門分行
Tel 電話: 853.2832 9338
Fax 傳真: 853.2832 3711